EXHIBIT 99.1
AMB PROPERTY, L.P.
LETTER OF TRANSMITTAL AND CONSENT
Offers to Exchange
All Outstanding Notes of the Series of Notes
Issued by ProLogis as Specified Below
For
The Corresponding Series of Notes
Issued by AMB Property, L.P. (“AMB LP”) and Unconditionally Guaranteed by its Parent Entity
and Sole General Partner, AMB Property Corporation (“AMB”),
And Solicitation of Consents to Amend the ProLogis Indenture
Expiration Date: 9:00 a.m., New York City Time, June 3, 2011, unless extended

	Series of Notes Issued by ProLogis to	CUSIP No. of the	Series of Notes to be Issued
Aggregate	be Exchanged (Collectively, the	ProLogis Non-	by AMB LP (Collectively, the “AMB
Principal Amount	“ProLogis Non-Convertible Notes”)	Convertible Notes	LP Non-Exchangeable Notes”)(1)
$58,935,000	5.500% Notes due April 1, 2012	743410 AK8	5.500% Notes due April 1, 2012
$61,443,000	5.500% Notes due March 1, 2013	743410 AE2	5.500% Notes due March 1, 2013
$350,000,000	7.625% Notes due August 15, 2014	743410 AU6	7.625% Notes due August 15, 2014
$48,226,750 (2) (3)	7.810% Notes due February 1, 2015	81413WAA8	7.810% Notes due February 1, 2015
$5,511,625 (2) (3)	9.340% Notes due March 1, 2015	814138 AB9	9.340% Notes due March 1, 2015
$155,320,000	5.625% Notes due November 15, 2015	743410 AJ1	5.625% Notes due November 15, 2015
$197,758,000	5.750% Notes due April 1, 2016	743410 AL6	5.750% Notes due April 1, 2016
$36,402,700 (2) (4)	8.650% Notes due May 15, 2016	814138 AJ2	8.650% Notes due May 15, 2016
$182,104,000	5.625% Notes due November 15, 2016	743410 AN2	5.625% Notes due November 15, 2016
$300,000,000	6.250% Notes due March 15, 2017	743410 AX0	6.250% Notes due March 15, 2017
$100,000,000	7.625% Notes due July 1, 2017	814138 AK9	7.625% Notes due July 1, 2017
$600,000,000	6.625% Notes due May 15, 2018	743410 AT9	6.625% Notes due May 15, 2018
$396,641,000	7.375% Notes due October 30, 2019	743410 AV4	7.375% Notes due October 30, 2019
$561,049,000	6.875% Notes due March 15, 2020	743410 AW2	6.875% Notes due March 15, 2020

	Series of Convertible Notes Issued by		Series of Exchangeable Notes to be
	ProLogis to be Exchanged		Issued by AMB LP (Collectively, the
	(Collectively, the “ProLogis		“AMB LP Exchangeable Notes,”
	Convertible Notes,” and, together	CUSIP No. of the	and, together with the AMB LP Non-
Aggregate	with the ProLogis Non-Convertible	ProLogis	Exchangeable Notes, the “AMB LP
Principal Amount	Notes, the “ProLogis Notes” )	Convertible Notes	Notes”) (1)
$460,000,000	3.250% Convertible Senior Notes due 2015	743410 AY8	3.250% Exchangeable Senior Notes due 2015
$592,980,000	2.250% Convertible Senior Notes due 2037	743410 AP7 743410 AQ5	2.250% Exchangeable Senior Notes due 2037
$141,635,000	1.875% Convertible Senior Notes due 2037	743410 AR3	1.875% Exchangeable Senior Notes due 2037
$386,250,000	2.625% Convertible Senior Notes due 2038	743410 AS1	2.625% Exchangeable Senior Notes due 2038

(1)	The AMB LP Notes will be issued by AMB LP and will be fully and unconditionally guaranteed by its parent entity and sole general partner, AMB.

(2)	In this letter of transmittal and consent, in the case of the ProLogis 7.810% 2015 Notes (as defined below), ProLogis 9.340% 2015 Notes (as defined below) and ProLogis 8.650% 2016 Notes (as defined below) (collectively, the “ProLogis Amortizing Notes” or singularly, a “ProLogis Amortizing Note”), unless stated otherwise, the aggregate principal amount and the price per principal amount refers to the current principal amount outstanding, after giving effect to the mandatory principal repayments that have been made on each ProLogis Amortizing Note, including the $4,600,300 repayment to be made on May 15, 2011 in the case of the ProLogis 8.650% 2016 Notes.

(3)	Such current aggregate principal amount reflects mandatory principal repayments already made in accordance with the terms of the notes. The original principal amount for the ProLogis 7.810% 2015 Notes is $74,195,000.

(4)	Such current aggregate principal amount reflects mandatory principal repayments already made in accordance with the terms of the notes, including the mandatory repayment of $4,600,300 to be made on May 15, 2011.
THE EXCHANGE OFFERS WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME, ON JUNE 3, 2011, UNLESS EXTENDED (THE “EXPIRATION DATE”). PROLOGIS NOTES TENDERED IN THE EXCHANGE OFFERS MAY BE VALIDLY WITHDRAWN PRIOR TO THE EXPIRATION DATE. A HOLDER VALIDLY TENDERING PROLOGIS NOTES FOR EXCHANGE WILL, BY TENDERING THOSE NOTES, ALSO BE DEEMED TO HAVE VALIDLY DELIVERED ITS CONSENT TO THE APPLICABLE PROPOSED AMENDMENTS TO THE PROLOGIS INDENTURE. A HOLDER MAY ONLY REVOKE A CONSENT BY VALIDLY WITHDRAWING THE RELATED PROLOGIS NOTES

PRIOR TO THE EARLY CONSENT DATE (AS DEFINED BELOW). IF A HOLDER VALIDLY TENDERS PROLOGIS NOTES PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON MAY 16, 2011, UNLESS EXTENDED (THE “EARLY CONSENT DATE”), SUCH HOLDER MAY VALIDLY WITHDRAW SUCH TENDER AND THE RELATED CONSENT PRIOR TO THE EARLY CONSENT DATE. IF A HOLDER VALIDLY TENDERS PROLOGIS NOTES PRIOR TO THE EARLY CONSENT DATE, SUCH HOLDER MAY VALIDLY WITHDRAW SUCH TENDER AFTER THE EARLY CONSENT DATE AND BEFORE THE EXPIRATION DATE, BUT SUCH HOLDER MAY NOT WITHDRAW THE RELATED CONSENT. IF A HOLDER TENDERS PROLOGIS NOTES AFTER THE EARLY CONSENT DATE AND BEFORE THE EXPIRATION DATE, SUCH HOLDER MAY WITHDRAW SUCH TENDER AND THE RELATED CONSENT AT ANY TIME PRIOR TO THE EXPIRATION DATE.
Deliver to the Exchange Agent:
GLOBAL BONDHOLDER SERVICES CORPORATION

By Registered or Certified Mail:	By Hand or Overnight Courier:

65 Broadway — Suite 723 New York, New York 10006 Attention: Corporate Actions	65 Broadway — Suite 723 New York, New York 10006 Attention: Corporate Actions

By Facsimile (For Eligible Institutions Only):	Confirm by Telephone:

(212) 430-3775 Attention: Corporate Actions	(212) 430-3774

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.
     The undersigned hereby acknowledges receipt of the preliminary prospectus dated May 3, 2011 (the “Prospectus”) of AMB LP, as issuer, and this Letter of Transmittal and Consent (this “Letter of Transmittal”), which together describe (a) the offers of AMB LP (each, an “exchange offer” and collectively, the “exchange offers”) to exchange each properly tendered and accepted ProLogis Note of a series listed on the cover page of this Letter of Transmittal and Consent issued by ProLogis, for a new AMB LP Note of a corresponding series to be issued by AMB LP in a principal amount equal to the exchange price for such tendered ProLogis Note and (b) the solicitation of consents by AMB LP (each, a “consent solicitation” and collectively, the “consent solicitations”), on behalf of the combined company (as defined below), to amend the indenture governing the ProLogis Notes, dated as of March 1, 1995, between ProLogis (formerly ProLogis Trust and prior thereto Security Capital Industrial Trust) and U.S. Bank National Association, as successor in interest to State Street Bank and Trust Company, as trustee (the “Trustee”), as amended and supplemented through the date hereof (the “ProLogis Indenture”), in the case of each of (a) and (b) above, upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. All capitalized terms used in this Letter of Transmittal and not defined herein shall have the meanings ascribed to them in the Prospectus.
     The board of directors of AMB and the board of trustees of ProLogis have each approved an agreement to combine AMB and ProLogis through a merger of equals. The combined company (the “combined company”) will be named “ProLogis, Inc.” and will be organized as an umbrella partnership real estate investment trust. AMB will be the surviving entity in the merger and following the consummation of the merger will change its name to “ProLogis, Inc.” Following the consummation of the merger, AMB LP will continue in existence with its name changed to “ProLogis, L.P.”
     For each ProLogis Non-Convertible Note validly tendered (and not validly withdrawn) and accepted by AMB LP, the holder will receive (i) an exchange price equal to 100% of its principal amount plus a cash consent fee equal to 0.25% of its principal amount (the “Non-Convertible Notes Consent Fee”) if it is validly tendered (and not validly withdrawn) prior to the Early Consent Date, and (ii) an exchange price equal to 97% of its principal amount if it is validly tendered (and not validly withdrawn) after the Early Consent Date and on or prior to the Expiration Date.
     For each ProLogis Convertible Note validly tendered (and not validly withdrawn), the holder will receive (i) an exchange price equal to 100% of its principal amount plus a cash consent fee equal to 0.10% of its principal amount (the “Convertible Notes Consent Fee” and, together with the Non-Convertible Notes Consent Fee, the “Consent Fees”) if it is validly tendered (and not validly withdrawn) prior to the Early Consent Date, and (ii) an exchange price equal to 97% of its principal amount if it is validly tendered (and not validly withdrawn) after the Early Consent Date and on or prior to the Expiration Date.
     AMB LP Notes will be issued in minimum denominations of $1,000 and whole multiples of $1,000 in excess thereof. The AMB LP 7.810% 2015 Notes will be issued only in denominations of $1,000 original principal amount, and whole multiples of $1,000 in excess thereof. However, for each $1,000 original principal amount of AMB LP 7.810% 2015 Notes, holders will only be entitled to receive repayment of principal in an amount equal to the current principal amount outstanding under such notes, which is the amount of the unpaid principal at the time of settlement. The current principal amount of each AMB LP 7.810% 2015 Note will be $650 at the expected time of settlement. If, under the terms of the exchange offers, any tendering holder would be entitled to receive an AMB LP Note in a principal amount that is not a whole multiple of $1,000, the principal amount of such AMB LP Note will be rounded down to the nearest whole multiple of $1,000, and AMB LP will pay cash (“cash exchange consideration”) equal to the remaining portion of the exchange price of the ProLogis Note tendered in exchange therefor (plus accrued and unpaid interest on such portion, as of the date of exchange).
     Tenders of ProLogis 7.810% 2015 Notes will be accepted only in original principal amounts (i.e., without giving effect to principal repayments already made) equal to $1,000 or integral multiples thereof. The applicable exchange price and consent fee will be calculated only on current principal amounts outstanding as of the settlement date. For illustrations on how the exchange price and consent fee will be calculated, see “The Exchange Offers and Consent Solicitations — ProLogis Amortizing Notes” in the prospectus.
     Holders tendering ProLogis Amortizing Notes by completing this Letter of Transmittal and complying with the instruction herein should indicate what portion of the current principal amount of their ProLogis Amortizing Notes they wish to validly tender (and not what portion of the original principal amount issued of their ProLogis Amortizing Notes).
     This Letter of Transmittal is to be used to accept one or more of the exchange offers if the applicable ProLogis Notes are (i) to be tendered by effecting a book-entry transfer into the exchange agent’s account at The Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”) or (ii) held in certificated form and thus are to be physically delivered to the exchange agent. Unless you intend to tender ProLogis Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, any signature guarantees and any other required documents to indicate the action you desire to take with respect to the exchange offers.
     Holders of ProLogis Notes tendering ProLogis Notes by book-entry transfer to the exchange agent’s account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants accepting the applicable exchange offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an “agent’s message” (as described in the Prospectus) to the exchange agent for its acceptance. Delivery of the agent’s message by DTC will satisfy the terms of the exchange offers as to execution and delivery of a letter of transmittal by the DTC participant identified in the agent’s message.
     Holders of ProLogis Notes held in certificated form tendering any of those ProLogis Notes must complete, execute and deliver this Letter of Transmittal, any signature guarantees and other required documents, as well as the certificate representing those ProLogis Notes that the holder wishes to tender in the applicable exchange offer. Delivery is not complete until the required items are actually received by the exchange agent.
     Holders who tender and do not validly withdraw ProLogis Notes pursuant to the exchange offers and consent solicitations will thereby consent to certain proposed amendments to the ProLogis Indenture, as described in the Prospectus. The completion, execution and delivery of this Letter of Transmittal (or the delivery by DTC of an agent’s message in lieu thereof) constitutes the delivery of a consent with respect to the ProLogis Notes tendered.
     Subject to the terms and conditions of the exchange offers and the consent solicitations and applicable law, AMB LP will deposit with the exchange agent (in each case, as more fully described in the Prospectus):
•	AMB LP Notes (in book-entry form); and
•	cash representing the Consent Fees and cash exchange consideration, if any.
     Assuming the conditions to the exchange offers are satisfied or waived, AMB LP will issue new AMB LP Notes in book-entry form and pay any Consent Fee or cash exchange consideration (as applicable) promptly following the Expiration Date of the exchange offers.
     The exchange agent will act as agent for the tendering holders for the purpose of receiving any cash payments from AMB LP. DTC will receive the AMB LP Notes from AMB LP and deliver AMB LP Notes (in book-entry form) to or at the direction of those holders. DTC will make each of these deliveries on the same day it receives AMB LP Notes with respect to ProLogis Notes accepted for exchange, or as soon thereafter as practicable.

     The term “holder” with respect to the exchange offers and the consent solicitations means any person in whose name ProLogis Notes are registered on the books of ProLogis or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offers and the consent solicitations. Holders who wish to tender their ProLogis Notes using this Letter of Transmittal must complete it in its entirety.
PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT OR EXCHANGE AGENT.
     To effect a valid tender of ProLogis Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled “Description of ProLogis Notes Tendered and in Respect of which a Consent is Given” below and sign this Letter of Transmittal where indicated.
     The AMB LP Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below, and the payment of any Consent Fees or cash exchange consideration, as applicable, will be made by check to the undersigned (unless specified otherwise in the “Special Issuance and Payment Instructions” or “Special Delivery Instructions” below) in New York Clearing House funds. Failure to provide the information necessary to effect delivery of AMB LP Notes will render a tender defective and AMB LP will have the right, which it may waive, to reject such tender.
     List below the ProLogis Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF PROLOGIS NOTES TENDERED AND IN RESPECT OF WHICH A CONSENT IS GIVEN

TENDERED PROLOGIS NOTE(S)
NAME(S) AND ADDRESS(ES) OF
REGISTERED HOLDER(S) EXACTLY		TOTAL
AS NAME(S) APPEAR(S)		PRINCIPAL	PRINCIPAL
ON PROLOGIS NOTES.		AMOUNT	AMOUNT
(INCLUDING CERTIFICATE NUMBER*)	TITLE OF SERIES	HELD	TENDERED**

*	The certificate number need not be provided by book-entry holders.

**	Unless otherwise indicated, any tendering holder of ProLogis Notes will be deemed to have tendered the entire aggregate principal amount represented by such ProLogis Notes. The AMB LP Notes will be issued only in denominations of $1,000 and whole multiples of $1,000; if AMB LP would otherwise be required to issue an AMB LP Note in a denomination other than $1,000 or a whole multiple of $1,000, AMB LP will, in lieu of such issuance, issue an AMB LP Note in a principal amount rounded down to the nearest whole multiple of $1,000 and pay cash exchange consideration equal to the remaining portion of the exchange price of the ProLogis Note tendered in exchange therefor, plus accrued and unpaid interest on such portion, as of the date of exchange.
☐	CHECK HERE IF TENDERED PROLOGIS NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED PROLOGIS NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering
Institution:

Account
Number:

Transaction Code
Number:

     By crediting the ProLogis Notes to the exchange agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the exchange offers, including, if applicable, transmitting to the exchange agent an agent’s message in which the holder of the ProLogis Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such ProLogis Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the exchange agent.
SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:
     The undersigned hereby (a) tenders to AMB LP, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal (collectively, the “Terms and Conditions”), receipt of which is hereby acknowledged, the principal amount or amounts of each series of ProLogis Notes indicated in the table above entitled “Description of ProLogis Notes Tendered and in Respect of Which a Consent is Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the series of ProLogis Notes indicated in such table) and (b) consents to AMB LP, on behalf of the combined company, with respect to such principal amount or amounts of each such series of ProLogis Notes, to the applicable proposed amendments to the ProLogis Indenture described in the Prospectus and to the execution of a thirteenth supplemental indenture (the “Thirteenth Supplemental Indenture”) effecting such amendments. The undersigned understands that holders may not withhold their consent to the applicable proposed amendments if they tender their ProLogis Notes in the exchange offers.
     The undersigned understands that the tender and consent made hereby will remain in full force and effect unless and until such tender and consent are withdrawn and revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that the consent may not be revoked after 5:00 p.m., New York City time, on May 16, 2011 , unless extended (the “Early Consent Date”) and tendered ProLogis Notes may not be withdrawn after 9:00 a.m., New York City time, on June 3, 2011, unless extended (the “Expiration Date”).
     The undersigned understands that if a holder validly tenders ProLogis Notes prior to the Early Consent Date, such holder may validly withdraw such tender and the related consent prior to the Early Consent Date, but such holder will not receive the applicable cash Consent Fee unless such holder validly re-tenders prior to the Early Consent Date. The undersigned further understands that if a holder validly tenders ProLogis Notes prior to the Early Consent Date, such holder may validly withdraw such tender after the Early Consent Date and before the Expiration Date, but such holder may not withdraw the related consent and such holder will receive the applicable cash Consent Fee. If a holder tenders ProLogis Notes after the Early Consent Date and before the Expiration Date such holder will not receive the applicable cash Consent Fee and such holder may withdraw such tender and the related consent at any time prior to the Expiration Date.
     If the undersigned is not the registered holder of the ProLogis Notes indicated in the table above entitled “Description of ProLogis Notes Tendered and in Respect of Which a Consent is Given” or such holder’s legal representative or attorney-in-fact (or, in the case of ProLogis Notes held through DTC, the DTC participant for whose account such ProLogis Notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a consent in respect of such ProLogis Notes on behalf of the holder thereof, and such proxy is being delivered with this Letter of Transmittal.
     The undersigned understands that AMB LP’s obligations to consummate the exchange offers and consent solicitations for any series of ProLogis Notes are conditioned on, among other things, (i) the receipt (and no valid revocation) of consents to the proposed amendments to the ProLogis Indenture of a majority in principal amount of the applicable series of ProLogis Notes for each proposed amendment, (ii) consummation of the merger of AMB and ProLogis and (iii) listing of certain existing AMB LP indebtedness on the New York Stock Exchange (the “NYSE”), although AMB LP, on behalf of the combined company, will be free to waive these or other conditions with respect to any or all of the exchange offers and consent solicitations.
     The undersigned understands that, upon the terms and subject to the conditions of the exchange offers, ProLogis Notes of any series properly tendered and accepted and not validly withdrawn will be exchanged for AMB LP Notes of the corresponding series. The undersigned understands that, under certain circumstances, AMB LP may not be required to accept any of the ProLogis Notes tendered (including any such ProLogis Notes tendered after the Expiration Date). If any ProLogis Notes are not accepted for exchange for any reason or if ProLogis Notes are withdrawn, such unexchanged or withdrawn ProLogis Notes will be returned without expense to the undersigned’s account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the Expiration Date or termination of the applicable exchange offer.

     Subject to and effective upon the acceptance for exchange and issuance of AMB LP Notes and, as applicable, the payment of Consent Fees or cash exchange consideration, as applicable, in exchange for ProLogis Notes tendered upon the terms and subject to the conditions of the exchange offers, the undersigned hereby:
(1)	irrevocably sells, assigns and transfers to or upon the order of AMB LP or its affiliates all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of such ProLogis Notes tendered thereby;

(2)	waives any and all rights with respect to such ProLogis Notes (including any existing or past defaults and their consequences in respect of such ProLogis Notes);

(3)	releases and discharges AMB LP, AMB, ProLogis and their respective affiliates and the Trustee from any and all claims the undersigned may have, now or in the future, arising out of or related to such ProLogis Notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such ProLogis Notes (other than as expressly provided in the Prospectus and in this Letter of Transmittal) or to participate in any redemption or defeasance of such ProLogis Notes; and

(4)	consents to the proposed amendments described in the Prospectus under “The Proposed Amendments.”
     The undersigned understands that tenders of ProLogis Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal, if and when accepted by AMB LP, will constitute a binding agreement between the undersigned and AMB LP upon the Terms and Conditions.
     The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the ProLogis Notes tendered hereby (with full knowledge that the exchange agent also acts as the agent of AMB LP) with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:
(1)	transfer ownership of such ProLogis Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of AMB LP;

(2)	present such ProLogis Notes for transfer of ownership on the books of AMB LP;

(3)	deliver to AMB LP and the Trustee this Letter of Transmittal as evidence of the undersigned’s consent to the proposed amendments; and

(4)	receive all benefits and otherwise exercise all rights of beneficial ownership of such ProLogis Notes, all in accordance with the terms of the exchange offers, as described in the Prospectus.
     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.
     The undersigned hereby represents and warrants as follows:
(1)	The undersigned (i) has full power and authority to tender the ProLogis Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such ProLogis Notes and (ii) either has full power and authority to consent to the proposed amendments to the ProLogis Indenture or is delivering a duly executed consent (which is included in this Letter of Transmittal) from a person or entity having such power and authority.

(2)	The ProLogis Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such ProLogis Notes by AMB LP, AMB LP will acquire good, indefeasible and unencumbered title to such ProLogis Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by AMB LP.

(3)	The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or AMB LP to be necessary or desirable to complete the sale, assignment and transfer of the ProLogis Notes tendered hereby, to perfect the undersigned’s consent to the proposed amendments or to complete the execution of the Thirteenth Supplemental Indenture.

(4)	The undersigned acknowledges that none of AMB, AMB LP, ProLogis, the information agent, the exchange agent, the dealer managers or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to AMB, AMB LP, ProLogis or the offer or sale of any AMB LP Notes, other than the information included in the Prospectus (as supplemented to the Expiration Date).

(5)	The undersigned has received and reviewed the Prospectus.

(6)	The terms and conditions of the exchange offers and consent solicitations shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.
     The undersigned understands that if a holder validly tenders ProLogis Notes prior to the Early Consent Date, such holder may validly withdraw such tender and the related consent prior to the Early Consent Date, but such holder will not receive the applicable cash Consent Fee unless such holder validly re-tenders prior to the Early Consent Date. The undersigned further understands that if a holder validly tenders ProLogis Notes prior to the Early Consent Date, such holder may validly withdraw such tender after the Early Consent Date and before the Expiration Date, but such holder may not withdraw the related consent and such holder will receive the applicable cash Consent Fee. If a holder tenders ProLogis Notes after the Early Consent Date and before the Expiration Date such holder will not receive the applicable cash Consent Fee and such holder may withdraw such tender and the related consent at any time prior to the Expiration Date. A notice of withdrawal with respect to tendered ProLogis Notes will be effective only if delivered to the exchange agent in accordance with the specific procedures set forth in the Prospectus.
     If any of the exchange offers is amended in a manner determined by AMB LP to constitute a material change, AMB LP will promptly disclose such amendment by means of a supplement to the Prospectus that will be distributed to the holders of the applicable series of ProLogis Notes, and AMB LP will extend such affected exchange offer to a date at least ten business days after disclosing the amendment, depending on the significance of the amendment and the manner of disclosure to the holders, if such exchange offer would otherwise have expired during such ten business-day period.
     Unless otherwise indicated under “Special Issuance and Payment Instructions,” the undersigned hereby requests that the exchange agent issue the check(s) for any Consent Fees or cash exchange consideration, as applicable, in respect of any ProLogis Notes accepted for exchange in the name of the undersigned or the undersigned’s custodian as specified in the table entitled “Description of ProLogis Notes Tendered and in Respect of Which a Consent is Given,” and credit the DTC account specified therein for any book-entry transfers of ProLogis Notes not accepted for exchange. If the “Special Issuance and Payment Instructions” are completed, the undersigned hereby requests that the exchange agent issue the check(s) for any Consent Fees or cash exchange consideration, as applicable, in respect of any ProLogis Notes accepted for exchange, and credit the DTC account specified for any book-entry transfers of ProLogis Notes not accepted for exchange, in the name of the person or account indicated under “Special Issuance and Payment Instructions.”
     Unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the exchange agent mail the check(s) for any Consent Fees or cash exchange consideration, as applicable, in respect of any ProLogis Notes accepted for exchange to the undersigned at the address shown below the undersigned’s signature(s). If the “Special Delivery Instructions” are completed, the undersigned hereby requests that the exchange agent issue the check(s) for any Consent Fees or cash exchange consideration, as applicable, in respect of any ProLogis Notes accepted for exchange in the name of the person at the address indicated under “Special Delivery Instructions.”
     If both the “Special Issuance and Payment Instructions” and “Special Delivery Instructions” provisions are completed, the undersigned hereby requests that the exchange agent mail the check(s) for any Consent Fees or cash exchange consideration, as applicable, in respect of any ProLogis Notes accepted for exchange, and credit the DTC account for any book-entry transfers of ProLogis Notes not accepted for exchange, in the name(s) or account(s) of the person(s) and at the address indicated under “Special Issuance and Payment Instructions” and “Special Delivery Instructions.”
     The undersigned recognizes that AMB LP has no obligations under the “Special Issuance and Payment Instructions” or the “Special Delivery Instructions” provisions of this Letter of Transmittal to effect the transfer of any ProLogis Notes from the holder(s) thereof if AMB LP does not accept for exchange any of the principal amount of the ProLogis Notes tendered pursuant to this Letter of Transmittal.
     The acknowledgments, representations, warranties and agreements of a holder tendering ProLogis Notes will be deemed to be repeated and reconfirmed on and as of each of the Expiration Date and exchange date.

SPECIAL ISSUANCE AND PAYMENT
INSTRUCTIONS
(SEE INSTRUCTIONS 2, 4 AND 5)
To be completed ONLY (i) if certificates for ProLogis Notes not accepted for exchange and/or payment of any cash amounts are to be issued in the name of someone other than the undersigned, or (ii) if ProLogis Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue ProLogis Notes and/or cash amounts to:

Name:

(PLEASE PRINT OR TYPE)

Address:

(INCLUDE ZIP CODE)

(TAX IDENTIFICATION NUMBER)
(Please also complete Substitute Form W-9 or IRS Form W-8, as applicable)
☐	Credit unexchanged ProLogis Notes delivered by book-entry transfer to DTC account number set forth below:

DTC account number:

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 2, 4 AND 5)
To be completed ONLY if certificates for ProLogis Notes not accepted for exchange and/or payment of any cash amounts are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown in “Description of ProLogis Notes Tendered and in Respect of Which a Consent is Given.”
Mail or deliver ProLogis Notes and/or cash amounts to:

Name:

(PLEASE PRINT OR TYPE)

Address:

(INCLUDE ZIP CODE)

(TAX IDENTIFICATION NUMBER)

IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT PROLOGIS NOTES ARE BEING
PHYSICALLY TENDERED HEREBY
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 OR FORM W-8, AS APPLICABLE)
     By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, and consents to the applicable proposed amendments to the ProLogis Indenture (and to the execution of the Thirteenth Supplemental Indenture effecting such amendments) with respect to, the principal amount of each series of ProLogis Notes indicated in the table above entitled “Description of ProLogis Notes Tendered and in Respect of Which a Consent is Given.”

SIGNATURE(S) REQUIRED
Signature(s) of Registered Holder(s) of ProLogis Notes

X

X

Dated:                                                                               , 2011
(The above lines must be signed by the registered holder(s) of ProLogis Notes as the name(s) appear(s) on the ProLogis Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If ProLogis Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by AMB LP, submit evidence satisfactory to AMB LP of such person’s authority so to act.
See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:

(PLEASE PRINT OR TYPE)

Capacity:

Address:

(INCLUDE ZIP CODE)

Area Code and Telephone Number:

SIGNATURE(S) GUARANTEED (IF REQUIRED)
See Instruction 4.

Certain signatures must be guaranteed by an eligible institution.
Signature(s) guaranteed by an eligible institution:

Authorized Signature

Title

Name of Firm

(Address, Including Zip Code)

(Area Code and Telephone Number)
Dated:                                                                               , 2011

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS
AND CONSENT SOLICITATIONS
     1. Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed by holders either if certificates are to be forwarded herewith or if tenders of ProLogis Notes are to be made by book-entry transfer to the exchange agent’s account at DTC and instructions are not being transmitted through ATOP.
     Certificates for all physically tendered ProLogis Notes or a confirmation of a book-entry transfer into the exchange agent’s account at DTC of all ProLogis Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein before the Expiration Date of the applicable exchange offer.
     Any financial institution that is a participant in DTC may electronically transmit its acceptance of the applicable exchange offer by causing DTC to transfer ProLogis Notes to the exchange agent in accordance with DTC’s ATOP procedures for such transfer prior to the Expiration Date of such exchange offer. The exchange agent will make available its general participant account at DTC for the ProLogis Notes for purposes of the exchange offers.
     Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the exchange agent. No Letter of Transmittal should be sent to AMB LP, AMB, ProLogis, DTC or the dealer managers.
     The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.
     Holders must provide consents to all of the proposed amendments applicable to a particular series of notes or none of them. A consent purporting to consent only to some of the applicable proposed amendments (or any portion thereof) will not be valid (unless AMB LP, on behalf of the combined company, in its sole discretion, waives the defect in such consent). AMB LP reserves the right to accept consents on behalf of the combined company to effect any of the Original Events of Default Amendments, the Events of Default Amendments, the Contingent Convertible Notes Events of Default Amendments, the Merger Restriction Amendments, the Incurrence of Debt Amendments, the Maintenance of Properties Amendments, the Insurance Amendments, the Payment of Taxes and Other Claims Amendments, the Original Financial Information Amendments and the Financial Information Amendments or any combination thereof, to the extent that AMB LP has received the applicable Original Events of Default Amendments Requisite Consent, Events of Default Amendments Requisite Consent, Contingent Convertible Notes Events of Default Amendments Requisite Consent, Merger Restriction Amendments Requisite Consent, Incurrence of Debt Amendments Requisite Consent, Maintenance of Properties Amendments Requisite Consent, Insurance Amendments Requisite Consent, Payment of Taxes and Other Claims Amendments Requisite Consent, Original Financial Information Amendments Requisite Consent and Financial Information Amendments Requisite Consent, as the case may be, even if AMB LP has not obtained each of the other requisite consents necessary to effect all of the proposed amendments.
     Neither AMB LP nor the exchange agent is under any obligation to notify any tendering holder of AMB LP’s acceptance of tendered ProLogis Notes prior to the expiration of the exchange offers.
     2. Delivery of AMB LP Notes. AMB LP Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled “Description of the ProLogis Notes Tendered and in Respect of Which a Consent is Given.” Failure to do so will render a tender of ProLogis Notes defective and AMB LP will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any AMB LP Notes delivered pursuant to the exchange offers and to obtain the information necessary to complete the table.
     3. Amount of Tenders. Tender instructions for each series of ProLogis Notes will be accepted in authorized denominations. Book-entry transfers to the exchange agent should be made in the exact principal amount of ProLogis Notes tendered in respect of which a consent is given.
     4. Signatures on Letter of Transmittal, Instruments of Transfer, Guarantee of Signatures. For purposes of this Letter of Transmittal, the term “registered holder” means an owner of record as well as any DTC participant that has ProLogis Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program. Signatures on this Letter of Transmittal need not be guaranteed if:
•	this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the ProLogis Notes and the holder(s) has/have not completed either of the boxes entitled “Special Issuance and Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or

•	the ProLogis Notes are tendered for the account of an eligible institution.
An eligible institution is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are defined in such Rule):
•	a bank;

•	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

•	a credit union;

•	a national securities exchange, registered securities association or clearing agency; or

•	a savings institution that is a participant in a Securities Transfer Association recognized program.
     If any of the ProLogis Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.
     AMB LP will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your ProLogis Notes for exchange.
     If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by AMB LP, evidence satisfactory to AMB LP of their authority so to act must be submitted with this Letter of Transmittal.
     Beneficial owners whose tendered ProLogis Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such beneficial owners desire to tender such ProLogis Notes.
     5. Special Issuance and Delivery Instructions. If a check is to be issued with respect to any Consent Fees or cash exchange consideration, as applicable, for the ProLogis Notes tendered hereby to a person or to an address other than as indicated in the table entitled “Description of the ProLogis Notes Tendered and in Respect of Which a Consent is Given,” the signer of this Letter of Transmittal should complete the “Special

Issuance and Payment Instructions” and/or “Special Delivery Instructions” boxes on this Letter of Transmittal. All ProLogis Notes tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above for which ProLogis Notes were delivered.
     6. Transfer Taxes. AMB LP will pay all transfer taxes, if any, applicable to the transfer and sale of ProLogis Notes to AMB LP in the exchange offers. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holders or any other persons, will be payable by the tendering holder.
     If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the ProLogis Notes tendered by such holder.
     7. U.S. Federal Backup Withholding and Withholding Tax, Tax Identification Number. U.S. federal income tax law generally requires that a holder of ProLogis Notes that is a U.S. person, whose notes are accepted for exchange, provide the exchange agent, as payer, with the holder’s correct taxpayer identification number (“TIN”) or otherwise establish a basis for an exemption from backup withholding. For U.S. holders, this information should be provided on Internal Revenue Service (“IRS”) Form W-9 (or an appropriate substitute form such as the Substitute Form W-9 included herein). In the case of a holder who is an individual, other than a resident alien, the TIN is his or her social security number. For holders other than individuals, the TIN is an employer identification number. Exempt holders, including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements, but must establish that they are so exempt.
     If a tendering holder does not provide the exchange agent with its correct TIN or an adequate basis for an exemption or, in the case of a non-U.S. holder, a completed appropriate IRS Form W-8BEN (or other applicable IRS Form W-8), such holder may be subject to backup withholding on payments made in exchange for any ProLogis Notes and a penalty imposed by the IRS. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the holder subject to backup withholding. If backup withholding results in an overpayment of taxes, the taxpayer may obtain a refund from the IRS. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining the exemption.
     To prevent backup withholding, each holder of tendered ProLogis Notes must either (1) provide a completed IRS Form W-9 (or an appropriate substitute form such as the Substitute Form W-9 included herein) and indicate either (a) its correct TIN or (b) an adequate basis for an exemption, or (2) provide a completed appropriate IRS Form W-8BEN (or other applicable IRS Form W-8).
     Each of AMB, AMB LP, ProLogis and their respective affiliates reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.
     8. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered ProLogis Notes will be determined by AMB LP in its sole discretion, which determination will be final and binding. AMB LP reserves the absolute right to reject any and all tenders of ProLogis Notes not in proper form or any ProLogis Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. AMB LP also reserves the absolute right to waive any defect or irregularity in tenders of ProLogis Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions of the exchange offers and consent solicitations (including this Letter of Transmittal and the instructions hereto) by AMB LP shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of ProLogis Notes must be cured within such time as AMB LP shall determine. None of AMB, AMB LP, ProLogis, the exchange agent, the information agent, the dealer managers or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of ProLogis Notes, nor shall any of them incur any liability for failure to give such notification.
     Tenders of ProLogis Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any ProLogis Notes received by the exchange agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date of the applicable exchange offer or the withdrawal or termination of such exchange offer.
     9. Waiver of Conditions. AMB LP reserves the absolute right to amend or waive any of the conditions in any or all of the exchange offers and consent solicitations.
     10. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “The Exchange Offers and Consent Solicitations — Procedures for Consenting and Tendering — Withdrawal of Tenders and Revocation of Corresponding Consents.”
     11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the information agent at the address and telephone number indicated herein.

     In order to tender, a holder of ProLogis Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the exchange agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.
The information agent for the exchange offers and consent solicitations is:
GLOBAL BONDHOLDER SERVICES CORPORATION
65 Broadway — Suite 723
New York, New York 10006
Attn: Corporate Actions
Banks and Brokers Call Collect: (212) 430-3774
All Others Please Call Toll-free: (866) 470-3700
The exchange agent for the exchange offers and consent solicitations is:
GLOBAL BONDHOLDER SERVICES CORPORATION
By facsimile:
(For Eligible Institutions Only):
(212) 430-3775
Confirmation by telephone:
(212) 430-3774

By mail or hand delivery:
65 Broadway — Suite 723
New York, New York 10006
Attn: Corporate Actions
The dealer managers for the exchange offers and solicitation agents for the consent solicitations are:

Citigroup Global Markets Inc. Liability Management Group 390 Greenwich Street, 1st Floor New York, New York 10013 Toll-Free: (800) 558-3745	RBS Securities Inc. Liability Management Group 600 Washington Blvd. Stamford, Connecticut 06901 Toll-Free: (877) 297-9832

Payee’s Name:

Payee’s Business Name (if different from above):

Payee’s Address:

Mark Appropriate Box:	☐ Limited Liability Company	☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership
Enter appropriate tax classification
___ disregarded entity
___ corporation
___ partnership

	SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW		TIN: Social Security Number or Employer Identification Number

	Department of the Treasury Internal Revenue Service	Part 2 —Exempt Payee Please mark the box at right if you are exempt from backup withholding.		☐ Exempt from backup withholding

Payer’s Request for Taxpayer Identification Number (TIN) and Certification
Part 3 — Certification
Under penalty of perjury I certify that:
(1) The number shown on this form is my current taxpayer identification number (or, as indicated in part 4, I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).
Part 4 — Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

	SIGNATURE		DATE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
          I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE FROM ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS AND THE CONSENT SOLICITATIONS.